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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2011

TITAN MACHINERY INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)
001-33866	45-0357838
(Commission File Number)	(IRS Employer Identification No.)

644 East Beaton Drive, West Fargo ND 58078-2648
(Address of Principal Executive Offices) (Zip Code)

(701) 356-0130
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        The information in Item 5.02 is incorporated by reference into this Item 1.01 as if fully set forth herein.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        At the 2011 Annual Meeting of Stockholders of the Company, stockholders approved an amendment to the Titan Machinery Inc. (the "Company") 2005 Equity Incentive Plan. The amendment increases the number of shares of common stock reserved and available for issuance under the plan by 500,000 shares, from 1,000,000 to 1,500,000 shares. The full text of the Amended and Restated Titan Machinery Inc. 2005 Equity Incentive Plan is set forth in Exhibit 10.1 attached hereto and is incorporated by reference in this Current Report on Form 8-K as if fully set forth herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

        The 2011 Annual Meeting of Stockholders of the Company was held on June 2, 2011. The votes cast with respect to each item of business properly presented at the meeting are as follows:

        Proposal No. 1—The stockholders elected each of the three Class I nominees to the Board of Directors for a three-year term.

	For	Withheld	Broker Non-Vote
Tony Christianson	12,159,776	2,428,020	1,531,681
James Irwin	14,365,439	222,357	1,531,681
Theodore Wright	14,388,203	199,593	1,531,681

        Proposal No. 2—The stockholders ratified the appointment of Eide Bailly LLP as the Company's independent registered public accounting firm for 2011.

For	16,098,439
Against	16,420
Abstain	4,618
Broker Non-Vote	N/A

        Proposal No. 3—The stockholders adopted the non-binding resolution approving the compensation of the Company's Named Executive Officers as described in the Company's 2011 Proxy Statement.

For	14,444,788
Against	89,912
Abstain	53,096
Broker Non-Vote	1,531,681

        Proposal No. 4—The stockholders cast non-binding votes to determine the frequency (whether annual, biennial or triennial) with which the stockholders shall be entitled to have a future advisory vote on the executive compensation of the Company. A plurality of stockholders favored an annual advisory vote on the Company's executive compensation. Based on the Board of Directors'

recommendation in the Proxy Statement and the voting results, the Company has determined to hold an advisory vote on executive compensation annually.

1 Year	13,707,994
2 Years	27,997
3 Years	807,052
Abstain	44,753
Broker Non-Vote	1,531,681

        Proposal No. 5—The stockholders approved an amendment to the Titan Machinery Inc. 2005 Equity Incentive Plan to raise the number of shares available for issuance thereunder to 1,500,000.

For	13,806,061
Against	767,008
Abstain	14,727
Broker Non-Vote	1,531,681

Item 9.01    Financial Statements and Exhibits.

  (a)
  Financial statements: None.

  (b)
  Pro forma financial information: None.

  (c)
  Shell company transactions: None.

  (d)
  Exhibits:

  10.1
  Amended and Restated Titan Machinery Inc. 2005 Equity Incentive Plan

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2011

TITAN MACHINERY INC.
By	/s/ MARK P. KALVODA Mark P. Kalvoda Chief Financial Officer

 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

EXHIBIT INDEX TO FORM 8-K

Date of Report: June 2, 2011	Commission File No.: 001-33866

TITAN MACHINERY INC.

Exhibit No.	Description
10.1	Amended and Restated Titan Machinery Inc. 2005 Equity Incentive Plan

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 5.07 Submission of Matters to a Vote of Security Holders.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 EXHIBIT INDEX TO FORM 8-K